EXHIBIT 10.10

Amendment

20070105.006.A.003

Between

StarTek, Inc.

And

AT&T Services, Inc.

AMENDMENT NO. 3

AGREEMENT NO. 20070105.006.C

This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 20070105.006.C, is by and between StarTek, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20070105.006.C on January 26, 2007 (the “Agreement”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1)              Section 2.0 “Definitions”, is hereby amended as follows:

a.               Sub-section 2.24, “Customer Service Representative” or “CSR”, is hereby added to the Agreement and is fully incorporated therein by this reference:

2.24    “Customer Service Representative” or “CSR” means a Supplier employee who is contacted by and speaks with AT&T customers either via telephone, email or on-line chat sessions on behalf of AT&T.  A CSR provides support, answers questions and solves problems related to AT&T Products or Programs.

b.              Sub-section 2.25, “Average Handle Time”, is hereby added to the Agreement and is fully incorporated therein by this reference.

2.25    “Average Handle Time” is defined as the total time a CSR is in talk time plus after-call wrap time plus hold time divided by the number of calls taken by the CSR in the measured period of time.

c.               Sub-section 2.26, “Nesting”, is hereby added to the Agreement and is fully incorporated therein by this reference.

2.26    “Nesting” means the period after CSRs have completed the classroom training and are receiving inbound calls in the Production environment with mentoring and coaching.

d.              Sub-section 2.27, “Product” or “Program”, is hereby added to the Agreement and is fully incorporated therein by this reference.

2.27    “Product” or “Program” means AT&T services and customer support services related thereto.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

e.               Sub-section 2.28, “Production”, is hereby added to the Agreement and is fully incorporated therein by this reference.

2.28    “Production” is defined as the mode when CSR’s, after successfully completing the prescribed new hire training program, are handling live calls from AT&T customers.

f.                 Sub-section 2.29, “Project”, is hereby added to the Agreement and is fully incorporated therein by this reference.

2.29    “Project” is defined as any effort for which an Order is created in support of AT&T.

g.              Sub-section 2.30, “Special Terms and Conditions”, is hereby added to the Agreement and is fully incorporated therein by this reference.

2.30    “Special Terms and Conditions” means written terms and conditions that are (a) different from or additional to the terms and conditions set forth in this Agreement, (b) specifically negotiated by the Parties in reference to an Order, (c) expressed in an Order or incorporated by reference.

h.              Sub-section 2.31, “Warm Transfer”, is hereby added to the Agreement and is fully incorporated therein by this reference.

2.31    “Warm Transfer” is defined as the process of transferring a customer seeking information to the appropriate resource to assist the customer.  During the call transfer, the transferring CSR will introduce the calling customer to the receiving CSR and provide a brief overview of the customer.

2)              Delete subparagraphs b and i of Section 3.19 “Invoicing and Payment” and replace with the following new subparagraphs b and i:

b.        AT&T shall pay all properly rendered invoices [*]% net [*] days of receipt for all work performed by Supplier for all Orders issued under this Agreement.  AT&T shall pay all properly rendered invoices [*]% net [*] days of receipt for Orders for Services performed for AT&T Mobility, LLC that are active as of the effective date of this amendment. If AT&T disputes an invoice, it shall pay the undisputed portion in a timely fashion but shall not be obligated to pay the disputed portion until the parties have resolved the dispute.  AT&T’s failure to pay the undisputed portion in a timely fashion shall not be deemed a waiver of its right to contest the disputed charges.

i.            Each month, AT&T shall be entitled to the discounts shown in the table below, based on the cumulative value of all work performed by Supplier during the month for all Orders issued under this Agreement, except however that Orders for Services performed for AT&T Mobility, LLC that are active as of the effective date of this amendment shall be excluded.  Any discounts shall be submitted as a separate credit memo to be issued against the applicable Order in which the credit applies and must be issued by the end of the month in which the invoice was issued.  If no further payments are owed to Supplier under an applicable Order that is either Cancelled, Terminated or expired, and a credit is still owed, Supplier shall issue a check to AT&T for such credit within [*] days after such Termination, Cancellation or expiration.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3)              The Discount Table and Example shown in Subparagraph i of Section 3.19 Invoicing and Payment is hereby modified as follows:

The terms “Contractor” and “Company” used in the discount table heading and in the paragraph entitled “Example of discount” shall now read “Supplier” and “AT&T” respectively.

4)              The following Section 4.22, “Change Management”, is hereby added to the Agreement and is fully incorporated therein by this reference:

4.22          Change Management

AT&T may at any time during the progress of the Services pursuant to an Order require additions, deletions or alterations (all hereinafter referred to as a “Change”) to the Services. Within [*] days after a request for a Change, Supplier shall submit a Program Change Notice (PCN), attached hereto as Appendix J, to AT&T that includes any changes in Supplier’s costs or in the delivery of Service schedule necessitated by the Change. Supplier shall submit a proposal to AT&T, which includes any changes in Supplier costs or in the delivery or Program(s) schedule necessitated by the Change. AT&T shall, within [*] business days of receipt of the proposal, either (i) accept the proposal with a written amendment to the applicable Order or fully executed PCN directing Supplier to perform the Change or (ii) advise Supplier not to perform the Change in which event Supplier shall proceed with the original Program(s) in accordance with the applicable Order. No such Change shall be considered, nor shall Supplier be entitled to any compensation for work done pursuant to or in contemplation of a Change, unless made pursuant to a written amendment to the applicable Order or fully executed PCN issued by AT&T.

5)              The following Section 4.23, “Call Flow and Script Approval”, is hereby added to the Agreement and is fully incorporated therein by this reference:

4.23 Call Flow and Script Approval

AT&T shall be responsible for and must approve scripts, order forms, and report formats to be used by Supplier for Services provided pursuant to an Order.  If Supplier desires any changes whatsoever to the aforementioned scripts, forms or formats, then Supplier must obtain AT&T’s prior written approval of such changes.

6)              The attached Appendix J — “Program Change Notice” is hereby added to the Agreement and fully incorporated therein by this reference.

7)              Delete Appendix AA (Background Checks) and replace with the attached Appendix AA (Background Checks).

The terms and conditions of Agreement No. 20070105.006.C in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the parties to the same extent as that of an original signature.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20070105.006.C to be executed, as of the date the last Party signs.

StarTek, Inc.		AT&T Services, Inc.

By:	/s/ A. Laurence Jones	By:	/s/ Karen Tays

Printed Name:	A. Laurence Jones	Printed Name:	Karen Tays

Title:	President & CEO	Title:	Senior Contract Manager

Date:	6/24/09	Date:	6/23/09

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix J

PROGRAM CHANGE NOTICE

PRIORITY:	High ☐	Medium ☐	Low ☐

PROGRAM:	DATE:

SUPPLIER:	AT&T PRIMARY CONTACT:

DESCRIPTION OF CHANGE:

ADDITIONAL COST (IF ANY):

IMPLEMENTATION PLAN ATTACHED?  YES ☐   NO  ☐

ALL SUPPORTING MATERIALS ATTACHED?  YES ☐   NO  ☐

APPROVAL SIGNATURES:

Supplier:	AT&T:

By:	By:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

PLEASE NOTE:  No additional changes for a Program will be authorized until Supplier receives a signed PCN from AT&T.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix AA — Background Checks

a.               Definitions.  As used in this Appendix, the terms set forth below shall have the following meanings:

1.               Access shall mean direct or indirect access, whether physical, virtual, or otherwise, to any of AT&T’s employee or customer Information or any of AT&T’s or AT&T’s customer’s (i) premises, (ii) systems or software, or (iii) networks.

2.               Background Check, with respect to any Supplier Person, shall mean:

Supplier’s;

(a) [*]

(b) [*]

(c) [*]

(d) [*]

3.               Arraigned or Convicted, with respect to a Supplier Person, shall mean that such person is awaiting trial for or has been convicted, or pled guilty (i) of a felony, or (ii) of a misdemeanor involving (a) violence, (b) sexually related conduct, or (c) burglary, theft, fraud or other financial crimes, or (d) weapons possession.

4.               Claims shall mean claims, investigative actions, suits, or proceedings for Losses.

5.               Criminal Background Check, with respect to any Supplier Person, shall mean (i) a criminal background check of such person covering each [*], and (ii) a search of each Registry to determine whether such person is identified as a Sex Offender.

6.               Drug Screen, with respect to any Supplier Person, shall mean the testing of such person for the use of illicit drugs, including the cannabinoids, cocaine, amphetamines, opiates, and phencyclidine.

7.               Identification Credentials, with respect to any Supplier Person, shall mean indicia of such person’s identity, including his or her date of birth, Social Security Number (and/or, if applicable, other national identification number), country of citizenship (and, if applicable, status in U.S. as an alien permanent resident, holder of an HB1 visa, etc.), and employment history during the Period.

8.               Include (all forms thereof) shall mean include without limitation by virtue of enumeration.

9.               Losses shall mean losses, damages, fines, penalties, liabilities (e.g., settlements and judgments) and expenses (e.g., interest, court costs, and reasonable attorneys’ and other third party fees and expenses and other litigation expenses) that may be or actually are suffered, incurred, or sustained by AT&T or to which AT&T becomes subject.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

10.         Period, with respect to Supplier’s Background Check of any Supplier Person, shall mean the [*] years preceding such background check.

11.         Registry shall mean each registry or compilation, including each website, maintained by each federal or state agency that identifies or sets forth a registry of convicted Sex Offenders.

12.         Resolved, with respect to any arrest or conviction reported by a Supplier Person to Supplier or Supplier’s subcontractor or agent, shall mean that Supplier has reviewed such arrest or conviction and has taken appropriate action with respect thereto.

13.         Self-Reporting, with respect to any Supplier Person, shall mean formal written requirements and procedures of Supplier or Supplier’s subcontractor or agent that require such person to report arrests and convictions to Supplier or such subcontractor or agent.

14.         Sex Offender shall mean any person identified or registered as a convicted sex offender in any Registry.

15.         Supplier Person shall mean each employee or temporary worker of (i) Supplier, (ii) each subcontractor of Supplier, and (iii) each agent of Supplier.

16.         Specified Service shall mean any Service that permits or requires Access.

b.              Background Checks of Supplier Persons Performing Specified Services

1.               In each case to the extent permissible under applicable law, including any such law governing the rehabilitation of offenders or restricting the disclosure of drug-screening results.

i                     Initial Background Check.  Supplier shall conduct an initial Background Check of each Supplier Person whom Supplier proposes to have perform any Specified Service

ii                  [*]; Officer Certification.  Supplier shall thereafter [*] conduct a [*] of each Supplier Person performing any Specified Service (unless such person is subject to Self-Reporting and Supplier has Resolved any [*] reported by such person).  Supplier shall cause one of its officers to certify to AT&T Supplier’s compliance with this section b(1)(ii) in the form set forth below.  Supplier shall send such certification to the AT&T contact for notices set forth in the Agreement.

iii               Supplier Indemnification of AT&T.  Supplier shall indemnify, defend and hold harmless AT&T from any Claims, resulting from, arising out of, or relating to Supplier’s use of any Supplier Person to perform any specific service who has been Arraigned or Convicted or identified on a Registry as a Sex Offender prior to, as applicable, (i) performing such Specified Service, or (ii) Supplier’s [*] of such person.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.               Supplier Representation as to Drug Screening, Arraignments and Convictions, Sex Offenses.  Supplier (i) represents and warrants that no Supplier Person who Supplier proposes to have perform any Specified Service presented a positive drug screen, has been Arraigned or Convicted within the Period, or is identified on any Registry as a Sex Offender, and (ii) shall not permit any Supplier Person, who has presented a positive drug screen, or who has been Arraigned or Convicted within the Period, or who has been identified on any Registry as a Sex Offender, to perform any Specified Service.

3.               Supplier Responsibilities with respect to Supplier Person’s Identification Credentials.

i                     Supplier shall make all reasonable efforts to ensure that no Supplier Person who Supplier proposes to have perform any Specified Service, (i) falsifies any of his or her Identification Credentials, or (ii) fails to disclose any information in the hiring process relevant to the performance of such Services.

ii                  Supplier shall not permit to perform any Specified Service, but shall instead immediately remove from the performance thereof, any such person who has falsified any Identification Credential or failed to disclose any such information.

iii            Supplier shall indemnify, defend and hold harmless AT&T from any Claims for Losses, resulting from, arising out of, or relating to Supplier’s use of any Supplier Person to perform any specific service who has falsified any such Identification Credential.

Certification of Compliance — [*] Criminal Background Check

Startek, Inc. (“Supplier”) and AT&T Services, Inc. (“AT&T”) are parties to Agreement No. (insert number) dated [insert date of Agreement] (the “Agreement”).  Capitalized terms used but not otherwise defined herein have the meanings set forth in the Agreement.

The Appendix to the Agreement entitled “Background Checks” (the “Background Check Provision”) provides that Supplier shall [*] cause one of its officers to certify Supplier’s compliance with section b(1)(ii) of the Background Check Provision.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Pursuant to the requirements of the Background Check Provision, I hereby certify that Supplier is in compliance with section b(1)(ii) thereof and, specifically, with respect to each Supplier Person performing any Specified Service, either (a) Supplier has within the past [*] conducted a Criminal Background Check and no such person has been Arraigned or Convicted or identified on a Registry as a Sex Offender, or (b) during the past [*] such person has been subject to Self-Reporting and Supplier has Resolved any arrest or conviction reported by such person.

By

Name [printed]

Title [printed]

Date [printed]

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.